Nationwide Life Insurance Company • Nationwide Variable Account-4

Prospectus supplement dated July 27, 2012 to
America’s marketFLEX Annuity, America’s marketFLEX Advisor Annuity, and America’s marketFLEX II Annuity prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying investment option under your contract.  Effective immediately, the name of the investment option has been updated as indicated below:

CURRENT NAME	UPDATED NAME
Northern Lights Variable Trust – Power Income VIT Fund: Class 2	Northern Lights Variable Trust – Power Income VIT Fund, advised by WE Donoghue: Class 2